Supplement dated February 17, 2017

Supplement to

MUTUAL OF AMERICA INVESTMENT CORPORATION

Statement of Additional Information

Dated May 1, 2016

In the Statement of Additional Information, in the section entitled “Disclosure of Portfolio Securities Information,” Compliance Science is added as a Recipient of portfolio holdings information under an agreement containing confidentiality obligations. Compliance Science is provided with equity and fixed income transaction data daily to monitor the trading of persons subject to the codes of ethics for their compliance with the codes of ethics, including black-out periods.